SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

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Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_| Preliminary Proxy Statement
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|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


________________________________________________________________________________
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________________________________________________________________________________
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    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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   pursuant to Exchange Act Rule 0-11:*

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|_| Check box if any part of the fee is offset as provided by
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*Set forth the amount on which the filing fee is calculated and state how it was determined.

(032796DTI)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

     The annual meeting of Stockholders of Village Bancorp, Inc., ("Bancorp") will be held at The Village Bank & Trust Company, 25 Prospect Street, Ridgefield, Connecticut, 06877, on Monday, April 27, 1998, at 8:00 p.m., for the following purposes:

     1. To elect four (4) members of the Board of Directors to serve for a period of three (3) years, until the next meeting of the Stockholders in the year the members' respective terms expire, or until their successors are duly elected and qualified.

     2. To ratify the appointment of Deloitte & Touche, LLP as Independent Public Accountants for 1998.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Pursuant to provisions of the Bylaws, the Board of Directors has fixed the close of business on March 27, 1998, as the record date for the determination of Stockholders entitled to notice of and to vote at the annual meeting, and accordingly only Stockholders of record at the close of business on that date are entitled to notice of and to vote at said meeting.

         Stockholders unable to attend the meeting in person are urged by the Board of Directors to sign, date and mail the enclosed proxy as promptly as possible in the envelope enclosed for that purpose.

     A stockholder giving a proxy has the power to revoke it at any time before its exercise by filing with the Secretary of the Board of Directors of Bancorp, Enrico J. Addessi, a written revocation, or a duly executed proxy bearing a later date, at 25 Prospect Street, P.O. Box 366, Ridgefield, Connecticut 06877. The proxy will be suspended if the stockholder who executed it is present at the meeting and elects to vote in person.

BY ORDER OF THE BOARD OF DIRECTORS:


                                                --------------------------------
                                                Enrico J. Addessi
                                                Secretary
April 6, 1998

                              VILLAGE BANCORP, INC.
                               25 Prospect Street
                                  P. O. Box 366
                          Ridgefield, Connecticut 06877
                          Telephone No. (203) 438-9551

                                 PROXY STATEMENT

                              Mailed April 6, 1998

                       ANNUAL MEETING OF THE STOCKHOLDERS
                            TO BE HELD APRIL 27, 1998

                        PROPOSALS FOR NEXT ANNUAL MEETING

     Security holders who intend to present proposals for inclusion in the Corporation's Proxy Statement or form of proxy at the Corporation's next annual meeting must have such proposals delivered to the Corporation on or before December 8, 1998.

                     SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with the solicitation by the Board of Directors of Village Bancorp, Inc., ("Bancorp" or "Corporation") of proxies to be used at the annual meeting of Bancorp stockholders to be held at The Village Bank & Trust Company, 25 Prospect Street, Ridgefield, Connecticut, 06877, on Monday, April 27, 1998, at 8:00 p.m., and at any and all adjournments thereof. The shares represented by the proxy when properly executed shall be voted in accordance with the specification made by the stockholder and where the stockholder specified a choice on the proxy, the shares will be voted in accordance with the specifications so made. IF NO SPECIFICATION AS TO VOTING IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1 and 2. The accompanying proxy is solicited by the Board of Directors of Bancorp, and a stockholder giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Board of Directors of Bancorp, Enrico J. Addessi, a written revocation or a duly executed proxy bearing a later date at 25 Prospect Street, P. O. Box 366, Ridgefield, Connecticut, 06877. The proxy will be suspended if the stockholder who executed it is present at the meeting and elects to vote in person.

     This solicitation is not a securities registration statement. The solicitation is made by Bancorp's Board of Directors who are Enrico J. Addessi, Jose P. Boa, Richard O. Carey, Madeline F. Contegni, Jeanne M. Cook, Nicholas R. DiNapoli, Edward J. Hannafin, Joseph L. Knapp, Carl Lecher, Robert V. Macklin, Antonio M. Resendes, Thomas F. Reynolds, Robert Scala, and James R. Umbarger, Jr.

                          PROXY AUTHORITY AND EXECUTION

     The proxy holder shall have the discretionary authority to vote on all matters incidental to the conduct of the meeting, approval of minutes of prior meetings if such approval does not amount to ratification of such action taken at those meetings; the election of any person to any office of which a bona fide nominee is named in the proxy statement and such nominee is subsequently unable to serve or for good cause refuses to serve, proposals omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Securities and Exchange Commission, and matters which management does not know as of date may be presented at the meeting and matters which do not expressly require the vote of stockholders. The proxy, when properly executed, will be voted in the manner specified therein by the stockholder. Execution of the proxy in such a manner as not to withhold authority shall be deemed a grant of authority for approval of Directors and execution in such a manner as not to vote against or abstain shall be deemed a grant of authority to vote for the Independent Public Accountants. Proxies may not be voted for a greater number of persons named as nominees for Director, which is four (4) for a three year term.

     This solicitation is by mail. The cost of this solicitation will be borne by Bancorp. THE PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                               PURPOSE OF MEETING

     The purpose of the annual meeting is to elect four (4) members of the Board of Directors for a period of three (3) years to serve until the next annual meeting of stockholders in the year their respective terms expire or until their successors are duly elected and qualified, and to ratify the appointment of Deloitte & Touche, LLP as the Corporation's Independent Public Accountants for 1998.

                             SUBSIDIARY AND ADDRESS

     The Village Bank & Trust Company ("VBT") is the Corporation's sole subsidiary. The principal office of Bancorp and VBT is 25 Prospect Street, P. O. Box 366, Ridgefield, Connecticut, 06877. Their telephone number is (203) 438-9551.

                                  VOTING RIGHTS

         As of March 27, 1998, Bancorp has 1,918,434 shares of common stock, issued and outstanding. Each outstanding share shall be entitled to one (1) vote. There are no cumulative voting rights. There are no other shares of stock issued, outstanding or entitled to vote. Action on a matter, other than election of directors, at a meeting duly held and at which a quorum is present, is approved if the votes cast favoring the action exceed the votes cast opposing the action. Directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting at which a quorum is present. An abstention shall not be considered as a vote against the matter voted on.

     A quorum shall constitute a number present in person or by proxy representing the majority (959,218) of the shares of stock issued and outstanding (1,918,434). A plurality of a quorum present or present by proxy voting for a nominee or nominees for director shall constitute an election of the director voted for. A majority of a quorum present, or present by proxy, voting for ratification of the Independent Public Accountants, shall constitute approval of that matter voted on.

                         DISSENTERS RIGHTS OF APPRAISAL

     There is no matter to be acted upon which would give an objecting stockholder a right of appraisal or similar right of dissenters pursuant to the General Statutes of the State of Connecticut.

                                   RECORD DATE

     The Board of Directors of Bancorp has fixed the close of business on March 27, 1998, as the record date for the determination of stockholders entitled to notice and to vote at the annual meeting. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at said meeting.

                                  ANNUAL REPORT

     Bancorp is mailing simultaneously herewith to its stockholders copies of its Annual Report for the fiscal year ended December 31, 1997, containing financial statements reflecting the financial position and operations of the Corporation for such fiscal year. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is made.

                        AVAILABILITY OF ANNUAL REPORT ON
                         SECURITIES EXCHANGE COMMISSION
                                    FORM 10-K

     BANCORP, UPON WRITTEN REQUEST OF A STOCKHOLDER, WILL PROVIDE WITHOUT CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT ON SECURITIES EXCHANGE COMMISSION FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES FOR THE CORPORATION'S MOST RECENT FISCAL YEAR. WRITTEN REQUESTS MUST BE DIRECTED TO ENRICO J. ADDESSI, SECRETARY OF THE BOARD OF DIRECTORS, VILLAGE BANCORP, INC., 25 PROSPECT STREET, P. O. BOX 366, RIDGEFIELD, CONNECTICUT 06877.

                         INTERESTS OF CERTAIN PERSONS IN
                             MATTERS TO BE ACTED ON

     No member of the Board of Directors has any interest, direct or indirect, in any matter being acted on other than the election of directors.

                            COMMON STOCK OUTSTANDING

                                     BANCORP

     As of March 27, 1998, there were outstanding and entitled to vote 1,918,434 shares of common stock of Bancorp which is its only class of stock. To the best knowledge and belief of the Officers and Directors of Bancorp, no person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 is beneficially owner of more than five (5%) percent of the outstanding voting securities of the Corporation; except as stated below in the following table. The following table represents the percent of class based on number of shares outstanding (1,918,434) and the number of shares subject to options within 60 days (99,600).


--------------------------------------------------------------------------------
    (1)                   (2)                           (3)              (4)
Title of Class       Name & Address of            Amount & Nature     % of Class
                     Beneficial Owner              of Beneficial
                                                    Ownership
--------------------------------------------------------------------------------
Common              Austin, Rosow and              189,450(3)            9.88%
                                                   ---------
                    Rueckert (Group)               (A= 94,800)
                    167 Old Post Road              (B= 94,650)
                    Southport, CT 06490

Common              John Sheldon Clark             100,110(3)            5.22%
                                                   ---------
                    6102 East Mockingbird          (A= 38,192)
                    #622                           (B= 14,000)
                    Dallas, TX 75214               (C= 47,918)

Common              Lewis J. Finch                 140,411(3)            7.32%
                                                   ---------
                    520 Main Street                (A= 86,476)
                    Ridgefield, CT 06877           (B= 53,935)(3)

     The members of the Board of Directors, nominees to the Board of Directors, and Directors and Executive Officers of Bancorp as a group beneficially own securities of Bancorp as follows:

--------------------------------------------------------------------------------
    (1)                   (2)                           (3)              (4)
Title of Class       Name & Address of            Amount & Nature     % of Class
                     Beneficial Owner              of Beneficial
                                                    Ownership
--------------------------------------------------------------------------------

 Common             Directors and Executive
                    Officers (as a group)          315,110              15.61%
                                                   -------
                                                   (A= 132,188)
                                                   (B= 107,580)
                                                   (C=   6,184)
                                                   (D=  26,358)
                                                   (E=  42,800)

                    Directors:

Common              Enrico J. Addessi               29,864               1.56%
                                                   -------
                    (Director and                  (A= 27,640)(3)
                    Secretary)                     (D=  2,224)(3)

Common              Jose P. Boa                     25,776               1.34%
                                                   -------
                    (Director)                     (A= 24,630)
                                                   (B=    918)
                                                   (C=    228)

Common              Richard O. Carey                37,186               1.94%
                                                   -------
                    (Director)                     (A=  4,086)(3)
                                                   (B= 25,600)(3)
                                                   (C=  1,200)
                                                   (D=  6,300)(3)

Common              Madeline F. Contegni            35,332               1.84%
                                                   -------
                    (Director)                     (A= 20,050)
                                                   (B= 15,282)

Common              Jeanne M. Cook                   4,840                .25%
                                                   -------
                    (Director)                     (A=  4,840)

Common              Nicholas R. DiNapoli            49,282               2.57%
                                                   -------
                    (Director & Vice               (A= 23,294)
                    Chairman)                      (B= 23,220)(3)
                                                   (C=  2,768)

Common              Edward J. Hannafin              31,310               1.63%
                                                   -------
                    (Director and                  (A= 13,074)
                    Chairman)                      (B=  2,060)
                                                   (D= 16,176)(3)

Common              Joseph L. Knapp                 13,722                .72%
                                                   -------
                    (Director)                     (A= 10,446)
                                                   (B=  1,800)
                                                   (C=  1,476)

Common              Carl Lecher                      9,560                .50%
                                                   -------
                    (Director)                     (A=  2,722)
                                                   (B=  6,838)(3)

Common              Robert V. Macklin               28,606              1.48%
                                                   -------
                    (Director and Chief            (B=  8,606)(3)
                    Executive Officer)             (E= 20,000)(3)

Common              Antonio Resendes                 9,828                .51%
                                                   -------
                    (Director)                     (B= 9,600)
                                                   (C=   228)

Common              Thomas F. Reynolds                 280                .01%
                                                   -------
                    (Director)                     (B=   280)

Common              Robert Scala                    13,532                .71%
                                                   -------
                    (Director and                  (A= 1,406)(3)
                    Assistant Secretary)           (B= 7,960)(3)
                                                   (C=   284)
                                                   (D= 3,882)

Common              James R. Umbarger, Jr.          25,992               1.34%
                                                   -------
                    (Director)                     (B=  3,192)
                    (Executive Officer)            (E= 22,800)(3)
--------------------------------------------------------------------------------

(A)  equals number of shares with sole voting power.

(B)  equals number of shares with shared voting power.

(C)  equals number of shares with sole investment power.

(D)  equals number of shares with shared investment power.

(E) equals number of shares exercisable by option within sixty (60) days (See "Options").

     1. To the best knowledge and belief of management, there are no shares to which such persons have the right to acquire beneficial ownership within 60 days except the President, Robert V. Macklin (20,000); Executive Vice President, James R. Umbarger, Jr. (22,800) and other employee option shares aggregating 56,800. (See "Options")

     2. Includes option to purchase 99,600 shares within sixty (60) days. (see "Options").

     3. The following Directors, Executive Officers, and owners of more than 5% of voting securities have bought or sold Bancorp securities within the past two fiscal years. All voting securities reflect a two (2) for one (1) stock dividend issued in November, 1997.

     (a) Lewis J. Finch disposed of 5000 shares in May 1996 which transaction was in his name, and 2759 shares on December 15, 1997 which was in his name and his wife's name.

     (b) Joshia T. Austin, Valer C. Austin, David A. Rosow and William D. Rueckert filed a Schedule 13D dated December 20, 1996. ("Austin, Rosow and Rueckert") reporting that 189,450 shares of Bancorp common stock are beneficially owned. Joshia T. Austin and Valer C. Austin each report they have shared voting power of 94,650 shares; David A. Rosow reports he has sole voting power of 65,500 shares; and William D. Rueckert reports he has sole voting power of 29,300 shares.

     (c) John Sheldon Clark filed a Schedule 13-D dated February 12, 1998 reporting 100,110 shares are beneficially owned. Mr. Clark reports 38,192 are personally owned, 47,918 shares are owned by the Trust under the Will of Charles
M. Clark, Jr., of which he is Trustee, and 14,000 shares are owned by his wife Marquerite J. Clark.

     (d) Enrico J. Addessi acquired 1,000 shares on February 27, 1997 and 80 shares on March 5, 1997 in his wife's name.

     (e) Richard O. Carey acquired beneficial ownership of 300 shares in June 1996, by 58 shares with title in his name, 43 shares by title in Trust, 49 shares by title in his wife's name and 150 shares by title in his daughter's name.

     (f) Nicholas R. DiNapoli acquired beneficial ownership of 800 shares in June, 1996, 500 shares in August, 1996, and 200 shares in February, 1997, all by title in his name and his wife's.

     (g) Edward J. Hannafin acquired beneficial ownership of 24 shares through a related party, Francis J. Collins, in 1996. He had held 6,630 shares through a related party, Lloyd Cutsumpas, who as of January 1, 1998 is no longer a related party.

     (h) Carl Lecher acquired beneficial ownership of 1000 shares in August 1996 by title in his name and his wife's.

     (i) Robert V. Macklin sold 1,100 shares by title in his name and his Wife's in June, 1996; and received an option to purchase 20,000 shares by the 1996 Stock Option Plan for Key Employees. He acquired ownership of 9,800 shares on February 6, 1998 through the exercise of a stock option grant and sold 3,000 shares on February 6, 1998, all by title in his name and his wife's name.

     (j) Robert Scala acquired beneficial ownership of 400 shares in May, 1996, by title in his name and his wife's. He acquired ownership of 100 shares in December 10, 1997 in his name.

     (k) James R. Umbarger, Jr., received an option to purchase 15,000 shares by the 1996 Stock Option Plan for the Key Employees.

     (l) Certain Directors and/or Officers have or may elect to participate in the Corporation's Dividend Reinvest Stock Purchases Plan ("DRIP"). This plan reinvests cash dividends in open market purchases of the Corporation's stock. American Stock Transfer and Trust, the transfer agent, administers the DRIP.

                              ELECTION OF DIRECTORS

     The Bylaws of Bancorp provide for not less than nine (9) and not more than twenty-five (25) members of the Board of Directors who are elected at the annual meeting for staggered three (3) year terms. The Bylaws further provide for nine
(9) directors and such additional number not to exceed twenty-five (25) (in accordance with the staggered terms), which additional number must have been approved by a two-thirds (2/3) vote of the Board of Directors. The Board of Directors of the Corporation has, in accordance with its Bylaws, fixed the number of directors of the Corporation at Thirteen (13). The Directors elected at each annual or special meeting for the purpose of election of Directors shall be for that number of Directors for the respective staggered term.

     There are five (5) members of the Board of Directors whose terms are expiring. As the bylaws provide for staggered terms, and the Board of Directors have fixed the number of Directors at thirteen (13), the Board of Directors, have proposed four (4) nominees to be elected for a three (3) year term to serve until the next annual meeting in the year their respective term expires or until their successors are sooner elected and qualified. It is intended that shares represented by proxies solicited by the Board of Directors will, unless contrary instructions are given, be voted in favor of the election of the nominees listed below as directors. The Board of Directors does not contemplate that any nominee will be unable to serve or for good cause will not serve; however, should such a situation arise prior to the meeting, the Proxy Committee will vote in accordance with the recommendation of the Board of Directors.

     All of the nominees are currently Directors of the Corporation and for its principal and sole subsidiary, The Village Bank & Trust Company. They have all been principally employed by their respective employers and occupations for more than five (5) years.

     The proxies solicited by this statement cannot be voted for a greater number of persons than the number of nominees, which is four (4) for a three (3) year term.

     The following table sets forth, with respect to each nominee for director, his or her name, age, principal occupation and other business affiliations, the date each became a director of the Corporation and VBT, the proposed term of office and the office with the Corporation and VBT, if any, of each nominee. Each nominee has furnished the information set forth below, with respect to his or her age, other business affiliates, direct or indirect beneficial ownership of the common stock of the Corporation and principal occupation.

                           INFORMATION AS TO NOMINEES
                                    DIRECTORS

--------------------------------------------------------------------------------
                                         Bancorp         VBT            Proposed
                                         Director        Director       Term
Name                           Age       Since           Since          Expires
--------------------------------------------------------------------------------

                                 THREE YEAR TERM

RICHARD O. CAREY                66        1982            1974          2001

NICHOLAS R. DINAPOLI            69        1982            1974          2001

CARL LECHER                     62        1984            1984          2001

ROBERT SCALA                    62        1982            1974          2001

                               BUSINESS EXPERIENCE

     RICHARD O. CAREY: Age 66. Mr. Carey has been a Director of Bancorp since 1982 and of VBT since 1974. His present term of office expires in 1998. Mr. Carey is owner of The Connecticut Land Company, a real estate brokerage company, and is a licensed real estate broker, located in Washington, Connecticut.

     NICHOLAS R. DiNAPOLI: Age 69. Mr. DiNapoli has been a Director of Bancorp since 1982 and VBT since 1974. He has been Vice Chairman of the Board of Directors of Bancorp and VBT since 1988. His term of office expires in 1998. He is President of DiNapoli Development Co., Inc., a building contracting and real estate development firm having an office in Ridgefield, Connecticut.

     CARL LECHER: Age 62. Mr. Lecher has been a Director of Bancorp and VBT since 1984. His present term of office expires in 1998. He is President of Carl Lecher, Incorporated, a real estate contracting and development firm, having an office in Ridgefield, Connecticut.

     ROBERT SCALA: Age 62. Mr. Scala has been a Director of Bancorp since 1982 and of VBT since 1974. He is Assistant Secretary of Bancorp and VBT. His present term expires in 1998. He is retired. He was formerly Vice President of the Elms Inn, Inc., a restaurant and hotel company, with a place of business in Ridgefield, Connecticut.

                           INFORMATION AS TO DIRECTORS
                              CONTINUING IN OFFICE

--------------------------------------------------------------------------------
                                            Bancorp       VBT
                                            Director      Director       Term
Name                            Age         Since          Since         Expires
--------------------------------------------------------------------------------

ENRICO J. ADDESSI               68           1982           1975           1999

JOSE P. BOA                     44           1994           1995           2000

JEANNE M. COOK                  68           1989           1989           1999

EDWARD J. HANNAFIN              62           1982           1974           1999

JOSEPH L. KNAPP                 68           1982           1974           1999

ROBERT V. MACKLIN               50           1990           1990           2000

ANTONIO M. RESENDES             46           1994           1995           2000

THOMAS F. REYNOLDS              49           1993           1993           1999

JAMES R. UMBARGER, JR           47           1997           1996           2000

                               BUSINESS EXPERIENCE

     ENRICO J. ADDESSI: Age 68. Mr. Addessi has been a Director of Bancorp since 1982 and of VBT since 1975. His present term expires in 1999. Mr. Addessi is Secretary of the Board of Directors of Bancorp and VBT. He is the President of Addessi Jewelers of Ridgefield, Inc. located in Ridgefield, Connecticut.

     JOSE P. BOA: Age 44. Mr. Boa was appointed a Director of Bancorp in 1994 and a Director of VBT in 1995. His present term expires in 2000. Mr. Boa served as a Director, Chairman and Vice Chairman of the Board of Directors of Liberty National Bank ("LNB"), which subsequently was acquired and merged into VBT, from 1989 to 1995. Mr. Boa is President and owner of Diversified Maintenance Corporation of Danbury, Connecticut.

     JEANNE M. COOK: Age 68. Mrs. Cook has been a Director of Bancorp and VBT since 1989. Her present term of office expires in 1999. Mrs. Cook is a travel industry consultant and was the owner of Jeanne Cook Travel Service, a travel agency in Ridgefield, Connecticut.

     EDWARD J. HANNAFIN: Age 62. Mr. Hannafin has been a Director of Bancorp since 1982 and VBT since 1974. He has been Chairman of the Board of Directors of Bancorp and VBT since 1988. His term of office expires in 1999. He was a Director of LNB from 1994 to 1995. He was formerly Vice Chairman of the Board of Directors of Bancorp and VBT from 1982 to 1988. He is an attorney at law and a principal of the Law Firm of Collins, Hannafin, Garamella, Jaber & Tuozzolo, P.C. of Danbury, Connecticut.

     JOSEPH L. KNAPP: Age 68. Mr. Knapp has been a member of the Board of Directors of Bancorp since 1982 and of VBT since 1974. His present term of office expires in 1999. Mr. Knapp is an officer of Knapp Brothers, Inc., arborist, having an office in Ridgefield, Connecticut.

     ROBERT V. MACKLIN: Age 50. Mr. Macklin has been a Director, President and Chief Executive Officer of Bancorp and VBT since 1990. His present term as a Director expires in 2000. He was formerly Executive Vice President of Bancorp (1984 to 1990) and VBT (1979 to 1990). He was a Director of LNB from 1994 to 1995.

     ANTONIO M. RESENDES: Age 46. Mr. Resendes was appointed a Director of Bancorp in 1994. He was appointed a Director of VBT in 1995. Mr. Resendes served as a Director and Chairman of the Board of Directors of LNB from 1989 to 1995. His present term expires in 2000. Mr. Resendes has been a Department Head of Henry Abbott Technical School in Danbury, Connecticut, since 1987. He was a Vice President of DaSilva Fuel Company, Inc. of Danbury, Connecticut from 1979 to 1987.

     THOMAS F. REYNOLDS: Age 49. Mr. Reynolds has been a Director of Bancorp and VBT since 1993. His present term expires in 1999. He is a certified public accountant who is a partner in the accounting firm of Reynolds & Rowella, CPA, having its principal office in Ridgefield, Connecticut.

     JAMES R. UMBARGER, JR.: Age 47. Mr. Umbarger has been the Executive Vice-President of Bancorp since 1994, VBT since 1995, a Director of VBT since 1996 and a Director of Bancorp since 1997. His present term expires in 2000. Prior to that he was the Senior Vice- President and Treasurer of Bancorp and VBT. He was President, Chief Executive Officer and a Director of Liberty National Bank in 1995.

     No nominee for election as a Director is proposed to be elected pursuant to any arrangement or understanding between the nominee and other person or persons; except the Directors and Officers acting solely in that capacity. There is no family relationship between any Director, Executive Officer or person nominated by the Corporation to become a Director or Executive Officer of either Bancorp or VBT.

                       DIRECTORS' COMMITTEES AND MEETINGS

     In 1997, the Board of Directors of VBT and Bancorp had a six (6) member standing Audit Committee consisting of Jose Boa, Madeline Contegni, Edward J.
Hannafin,  Carl  Lecher,  Thomas  Reynolds  and Robert  Scala who are  Directors
independent of management. The Committee meets on call. In 1998, the Audit Committee will consist of five (5) Directors: Jose Boa, Jeanne Cook, Joseph
Knapp, Antonio M. Resendes, and Thomas F. Reynolds. The function of the Committee is to determine through external and internal audit and investigation programs that the interests of customers and stockholders are properly advanced and safeguarded. The Committee reviews and supervises an internal audit program; reviews the engagement and actions of the independent auditor and makes recommendations to the Board of Directors; reviews the services, qualifications, engagement and results of the independent audit; reviews the audit and non-audit fees and meets on matters relative to the annual examination by Bancorp's accounting firm including a discussion of the accounting firm's memorandum on accounting procedures and internal control. The Committee and the Board of Directors also consider the independence of the accounting firm for non-audit functions. The Committee also recommends the selection of an external independent accounting firm to the Board of Directors. It met two (2) times in 1997.

     The Executive Committee of Bancorp and VBT each consists of five (5) members of the Board of Directors; Enrico Addessi, Richard O. Carey, Nicholas R. DiNapoli, Edward J. Hannafin, and Robert V. Macklin. The Committee acts on behalf of the Board of Directors in the implementation of its policies and directives. It also acts as its Nominating Committee with the function of seeking qualified candidates (including consideration of the performance of the incumbent Directors) for the Board of Directors of Bancorp and VBT and Advisory Board of Directors of VBT and recommending nominees to the respective Board of Directors. The Committee will consider nominees recommended by stockholders provided stockholders submit the name or names of new nominees, in writing, to the Secretary of the Board of Directors by December 21, 1998. Nominees for election as a director at an annual meeting are reviewed by the Committee on or before February 1st preceding the annual meeting. As a nominating committee, it met one (1) time during 1997.

     Neither Bancorp nor VBT has a compensation committee. This function is performed by their respective Boards of Directors. The Board of Directors sets the compensation for the members of the Board of Directors and the President/Chief Executive Officer and Executive Vice President. See "Compensation Committee Report of Executive Compensation".

     The Board of Directors of Bancorp and VBT held thirteen (13) regular or special meetings in 1997. All Directors attended more than 75% of the aggregate of the Board of Directors meetings and their Committee meetings; except Joseph
L. Knapp who attended 71.43% of his aggregate Board of Directors and Committee meetings.

                            REMUNERATION OF DIRECTORS
                       AND CERTAIN BUSINESS RELATIONSHIPS

     Members of the Board of Directors of Bancorp, who are not employees, do not receive any remuneration except for attendance at meetings. In 1997, members of the Board of Directors of Bancorp and VBT received the sum of $550 each for attendance at the joint meetings of the Board of Directors and $150 each for attendance at committee meetings of the Board of Directors. In 1998, members of the Board of Directors of Bancorp and VBT will receive the same compensation each for attendance at the joint meeting of the Board of Directors of Bancorp and VBT and for attendance at committee meetings of the Board of Directors. In 1997, each member of the Board of Directors received a bonus of $1,000.00. The Chairman of the Board of Directors receives additional compensation of $10,000 per annum for his additional work and services provided to the Corporation during the course of the year and will receive the same additional compensation for the additional work and services in 1998. Mr. Macklin and Mr. Umbarger do not receive remuneration as members of the Board of Directors for attendance at Director and Committee meetings.

     Edward J. Hannafin, who is Chairman of the Board of Directors of VBT and Bancorp, is a principal in the Law Firm of Collins, Hannafin, Garamella, Jaber & Tuozzolo, P. C., which is counsel to the Corporation and VBT. The Law Firm received a total remuneration for ordinary and extraordinary fees to the Corporation and VBT in 1995 of $53,548.00, in 1996 of $53,816.00 and in 1997 of
$40,452.00. The Law Firm has been retained as counsel to Bancorp and VBT for services to be rendered in the ordinary course of business in 1998 for the sum of $600 per month (an annual aggregate amount of $7,200).

     Mr. Nicholas R. DiNapoli and Mr. Carl Lecher are partners in Skylands Associates, a Connecticut partnership, which leases real estate to VBT at 96 Danbury Road, Ridgefield, Connecticut. The premises contain approximately 7000 sq. ft. of office space with parking. VBT paid $109,562.00 to Skylands in 1995, $114,251.00 in 1996 and $111,499.00 in 1997. VBT will pay a base rental fee of $71,560.00 plus common charges to Skylands Associates in 1998. The lease expires October 31, 1998.

     Jose P. Boa is President and Owner of Diversified Maintenance Corporation of Danbury, Connecticut, which provides cleaning and janitorial services to VBT and received fees of $38,950.00 in 1995, $40,035.00 in 1996 and $46,537.00 in
1997. Diversified Maintenance Corporation is providing cleaning and janitorial services in 1998 to VBT.

     Carl Lecher provided construction supervision for VBT's new office building in Danbury, Connecticut, and received $22,500.00 in compensation in 1996, and $24,000.00 in 1997 for this service.

     Other Directors have minimal or no business contact with the Corporations.

                        DIRECTORS AND EXECUTIVE OFFICERS
                              DEFERRED INCOME PLAN

     In 1986, the Corporation adopted a voluntary deferred income plan for Directors which permits Directors to defer receipt of a part of their director's fees. There are presently twelve (12) Directors eligible for the plan. Robert V. Macklin and James R. Umbarger, Jr., are not eligible for the Directors Deferred Income Plan as Mr. Macklin is the President and Chief Executive Officer of the Corporation and Mr. Umbarger is Executive Vice President of the Corporation and are members of active management. Five (5) Directors have elected to participate in the plan.

     The Corporation has adopted a deferred income plan for Robert V. Macklin and James R. Umbarger, Jr., (Executive Officer). Under this program, the participants elect to defer a portion of their salary. The amount deferred is used by VBT to purchase life insurance on the lives of the participants. The life insurance proceeds will be used to reimburse VBT for the benefit payments made under the program. The amounts referred were: Robert V. Macklin - 1997 $9,000, 1996 $9,000, 1995 $9,000; James R. Umbarger - 1997 $4,000, 1996 $4,000,
1995 $4,000.

     Under the programs, a Director or Officer may elect to have all or a portion of their director's fees or officer salary deferred. These deferred awards are paid out in one hundred twenty (120) monthly installments at the age selected by the participant. The amount of the benefit varies with the amount deferred, the participant's age at time of commencement and time of termination, and the circumstances of the termination. The program also includes special provisions for payment to the beneficiary of the participant who dies while participating in the Plan. The right to the amount deferred vests immediately on payment. The right to additional sums will vary and vest at different times in accordance with the amount deferred, age of participant and length of participation.

     The amount deferred is used by VBT to purchase life insurance on the lives of the deferring participants. The proceeds from the insurance will be used to reimburse VBT for the benefit payments made under the program. The insurance is designed so that if the assumptions made as to mortality experience, policy dividends, and other factors are realized, the proceeds paid VBT will be at least equal to all the premium payments.

                               EXECUTIVE OFFICERS

     The Executive Officers of Bancorp and VBT are listed below, together with their age, position and office, principal occupation and their term and period during which they have served as such:

                          Position, Office, &                         Term and
Name and Age              Principal Occupation                         Period
--------------------------------------------------------------------------------
ROBERT V. MACKLIN         President, Chief Executive                1990 to date
Age 50                    Officer, and Director of
                          Bancorp and VBT;
                          formerly Executive Vice
                          President of Bancorp
                          and VBT (VBT 1979-1990;
                          Bancorp 1984 to 1990).

JAMES R. UMBARGER, JR.    Executive Vice-President                  1990 to date
Age 47                    of Bancorp and VBT,
                          Director of  VBT (1996  to  date);
                          Director of Bancorp (1997 to date),
                          President of LNB (1995); Sr.
                          Vice-President and Treasurer  of
                          Bancorp  and VBT (1982 to 1990) and
                          Executive Vice-President of  VBT
                          (1990 to 1995).

     The salaries of Bancorp officers are paid by VBT.

     There are no arrangements or understandings between the Officers and any other persons pursuant to which he is to be selected as an officer. There is no family relationship between any Director, Executive Officer or person chosen to be a Director or Executive Officer. There are no employment contracts, compensation plans or arrangements with the Executive Officers other than their respective interests in the Corporations 401(k) Incentive Savings and Salary Reduction Plan

(See "Incentive Savings and Salary Reduction Plan"), Stock Option Plan (See "Options") and insurance (See "Executive Compensation") and an agreement regarding termination resulting from a change in control of Bancorp or VBT (See "Termination of Employment: Change In Control Agreement").

                          TRANSACTIONS WITH MANAGEMENT

     Bancorp and VBT have had no transactions and have no proposed transactions with their Directors, Officers, any of their relatives, or firm, corporation or other entity, in which they may have an interest, directly or indirectly; except as noted below.

     All Directors and Officers of Bancorp and VBT are depositors of VBT and several have had credit extended to them in varying degrees in the ordinary course of business.

     VBT has had and expects to have in the future, banking transactions in the ordinary course of business, with its and Bancorp's Directors, Advisory Directors, Officers, principal stockholders, their immediate families, corporations, organizations, and associates, on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with others, which do not involve more than normal risk of collectability or present unfavorable features.

     See "Remuneration of Directors and Certain Business Relationships" for further transactions with Directors.

                     REMUNERATION OF DIRECTORS AND OFFICERS

                             EXECUTIVE COMPENSATION

     There are no Directors or Officers of VBT or Bancorp (other than the President, Robert V. Macklin and the Executive Vice President, James R. Umbarger, Jr.), who individually received a total annual salary and bonus remuneration from VBT or Bancorp in excess of $100,000 in 1997. There is no compensation paid by Bancorp to its Directors or Officers. All compensation to them is paid by VBT. See "Remuneration of Directors and Certain Business
Relationships." The following table sets forth the 1997 remuneration for VBT's highest paid Executive Officers and Directors as a group.

                                       VBT
--------------------------------------------------------------------------------
      (A)                           (B)                         (C)
Name of individual or           Capacities in             Cash Remuneration
number of persons in            which served
 group
--------------------------------------------------------------------------------
    (14)                    Directors & Executive        $  519,719  (2),(3),(4)
                            Officers as a group

    (24)                    Officers as a group          $1,395,624  (2),(3),(4)
--------------------------------------------------------------------------------

     1. The term "Director" does not include salaried employees who do not receive fees as a Director. The term "Directors" does include the Chairman, Vice-Chairman and Secretary of the Board of Directors. The term "Executive Officers" and eligible "Officers" includes the President and Executive Vice-President.

     2. Officers of the Corporation receive life, health, hospitalization and medical insurance as part of a group plan, which does not discriminate in scope, term or operation in favor of officers or directors, and is generally available to all salaried employees. The personal benefits to any officer, which are not directly related to job performance or those provided to broad categories of employees and which do not discriminate in their favor, of Officers or Directors, do not exceed either $50,000 or 10% of their cash compensation as set forth in the Summary Compensation Table. Certain of the Executive Officers of the Corporation utilize Corporation automobiles in the ordinary course of its business. Any personal use of Corporate automobiles is minimal.

     3. Includes payments under Employee Incentive Thrift Plan. See "Incentive Savings and Salary Reduction Plan".

     4. Includes bonus payments. All the employees earned a bonus at year end in 1995, 1996 and 1997. The entire bonus amount was: 1995 ($41,823.00); 1996
($60,090.00); 1997 ($64,461.00). Executive Officers did not participate in these bonuses.

                   INCENTIVE SAVINGS AND SALARY REDUCTION PLAN

     VBT has a 401(k) Incentive Savings and Salary Reduction Plan. The Plan is available to all eligible employees. The Plan is designed to be a qualified pension plan under Section 401 and 501 of the Internal Revenue Code. The Plan provides for 50% matching contributions to be made by VBT if the employee voluntarily agrees to contribute to the Plan by a salary reduction election. An employee may contribute no more than the maximum I.R.S. index amount to the Plan; however the Company only matches contributions up to 6% of the employee's eligible salary. The entire amount of contributions made by the employee and VBT and credited to the account of the participating employee is fully vested within five (5) years. Withdrawals from the Plan are only allowed upon retirement, disability, separation from service, attainment of the age of 59 1/2 or in the event of financial hardship as defined by the Internal Revenue Service. The employee's election to participation is revocable. Directors are not eligible for participation in the Plan other than in their capacity as an employee. (The President, Robert V. Macklin, and Executive Vice-President, James R. Umbarger, Jr., who are also Directors, participate in the Plan as employees).

     The total amount contributed by VBT to the Plan in the past three (3) years is set forth in the following table.

--------------------------------------------------------------------------------
                                                1995         1996          1997
--------------------------------------------------------------------------------

Robert V. Macklin, President                   $ 4,038      $ 4,224      $ 4,410
  and Chief Executive Officer
  of Bancorp and VBT

James R. Umbarger, Jr., Executive              $ 2,751      $ 3,782      $ 3,612
  Vice-President of Bancorp and
  VBT

Executive Officers as a Group                  $ 6,789      $ 8,006      $ 8,022

Employees as a Group
  (excluding executive officers)               $41,619      $42,979      $47,999

                           SUMMARY COMPENSATION TABLE

                                                              Long Term Compensation
                                                           ----------------------------
               Annual Compensation                           Awards         Payouts
--------------------------------------------------------   ----------  ----------------
(a)                 (b)     (c)         (d)        (e)     (f)         (g)     (h)         (i)
                                                   Other
Name                                               Annual  Restricted                      All other
and                                                Compen- Stock                  TIP        Compen-
Principal                                          sation  Award(s)    Options/  Payouts     sation
Position            Year    Salary ($)  Bonus ($)  ($)     ($)         SARs (#)    ($)         ($)
--------            ----    ----------  ---------  ------- ---------   --------  -------    ---------
Robert V.
Macklin
President Chief
Executive           1997    186,506     27,000     9,000    0             0        0           4,410
Officer:            1996    141,400     24,000     9,000    0          20,000      0           4,224
Director            1995    135,375     19,000     9,000    0             0        0           4,038

James R.
Umbarger, Jr.       1997    121,291     18,000     4,000    0             0        0           3,612
Executive           1996    116,502     16,000     4,000    0          15,000      0           3,782
Vice-President      1995    110,040     11,000     4,000    0             0        0           2,751

NOTES:

     SALARY: The amounts shown for Mr. Macklin and Mr. Umbarger under (i) include amounts deferred under Section 401K of the Internal Revenue Code. See "Incentive Savings and Salary Reduction Plan". The amount shown for Mr. Macklin includes $38,448 for his initiation, membership, and enrollment in a local country club to be used for business purposes.

     BONUS: Bonuses were paid to the Executive Officers as determined by The Board of Directors after consideration of financial performance, including cash flow, profitability, return on capital, growth, administration, compliance and regulatory reports of the Bank. See "Compensation Committee Report of Executives".

     OTHER ANNUAL COMPENSATION: Mr. Macklin and Mr. Umbarger utilize Corporation automobiles in the ordinary course of business. Any personal use is minimal. They receive life, health, hospitalization and medical insurance as part of a group plan; which does not discriminate in scope, term or operation in favor of officers and is generally available to all salaried employees. These perquisites and other benefits do not exceed the lesser of $50,000.00 or 10% of their respective total annual salary and bonuses. The amounts shown are deferred income. See "Directors and Officers Deferred Income Plan".

     OPTIONS/SARs:   In  1993,   and  1996  Stock  Options  were  granted.   See
"Options/SAR Grants In Last Fiscal Year".

     ALL OTHER COMPENSATION: Mr. Macklin and Mr. Umbarger received employer contributions under its 401K Plan. See "Incentive Savings and Salary Reduction Plan".

     There were no options granted to executive officers in 1997.

     The  following  table  sets  forth  information  with  respect to the named
Executive Officers concerning the exercise of options during 1997 and the unexercised options held as of December 31, 1997.


                  Aggregated Option/SAR Exercises in Last Year.
                          and FY-End Option/SAR Values

        (a)              (b)              (c)                (d)                  (e)

                                                          Number                Value of
                                                          Unexercised           Unexercised
                       Shares                             Options/SAR's         Options/SAR's
                       Acquired                           At FY-End (#)         FY-End ($)
                       On               Value             Exercisable/          Exercisable
                       Exercise (#)     Realized ($)      Unexercisable         Unexercisable
                       ------------     ------------      -------------         -------------
Robert V. Macklin          -0-               -0-           29,800/0               $370,725/0

James R. Umbarger, Jr.     -0-               -0-           22,800/0               $284,850/0

---------------------------------------------------------------------------------------------

1. The options were granted under the "Stock Option Reserve Plan".

     1. The President of VBT, Robert V. Macklin, was granted an option in 1993 to purchase 9,800 shares of common stock of Bancorp at a price of $5.50 per share to be exercised on or before October 14, 1998. In 1996 he was granted an option to purchase 20,000 shares of common stock at $9.50 per share to be exercised on or before April 8, 2001 under the 1996 Stock Option Plan for Key Employees. See footnotes 3, 4, and 5.

     2. The Executive Vice-President of VBT, James R. Umbarger, Jr. was granted an option in 1993 to purchase 7,800 shares of common stock of Bancorp, at a price of $5.50 per share to be exercised on or before October 14, 1998. In 1996 he was granted an option to purchase15,000 shares of common stock under the 1996 Stock Option Plan for Key Employees at $9.50 per share to be exercised on or before April 8, 2001. See footnotes 3, 4, and 5.

     3. In 1993, Bancorp granted options to purchase 32,600 shares of its common stock to sixteen (16) of VBT's officers. The officers and the number shares granted to them varied from 200 shares to 9,800 shares, including Robert V. Macklin (9,800 shares) and James. R. Umbarger, Jr. (7,800 shares). The purchase price is $5.50 per share and is subject to adjustment for stock dividends, stock splits and issuance of additional shares. The expiration date is October 14, 1998; but sooner expire upon the expiration of fourteen (14) days from the date on which the respective officers employment is terminated or three (3) calendar months from date of death during employment to be exercised by personal representatives. These options are granted by the Board of Directors under the Stock Option Reserve Plan.

     4. In 1996, Bancorp granted options to purchase 78,400 shares of its common stock to Key Employees under the 1996 Stock Option Plan for Key Employees. The Officers and member of shares granted to them varied from 200 to 20,000 shares including Robert V. Macklin (20,000 shares) and James R. Umbarger (15,000 shares). See "1996 Stock Option Plan".

     5. In 1997, Bancorp granted options to purchase 23,800 shares of its common stock to Key Employees under the 1996 Stock Option Plan for Key Employees. The Officers and number of shares granted to them varied from 200 to 6,000 shares.

     6. The market value of the October 14, 1993 grants were the last known sales price of Bancorp as represented by NASDAQ, and the market value under the 1996 Stock Option Plan was the last known sales price of Bancorp as represented by NASDAQ. The number of shares were increased by the two (2) for one (1) stock dividend in November, 1997.

TERMINATION OF EMPLOYMENT:  CHANGE IN CONTROL

     In 1993, the Board of Directors of VBT entered into an agreement with Robert V. Macklin, its President and Chief Executive Officer, and James R. Umbarger, Jr., its Executive Vice-President (both individually referred to as "Executives"), which provides for compensation in the event their employment is terminated or resigns for any reason, or dies or is disabled after a change in control of VBT or Bancorp. This Agreement was amended in 1996 and in 1997. The agreements provide for a salary continuation in the amount equal to a multiple of 2.99 times their average annual salary for the previous five (5) calendar years for a period of two (2) years in the event of termination within one (1) year of the change in control or in the amount equal to a multiple of 1.99 times their average annual salary for the previous five (5) calendar years for a period of one (1) year in the event of termination within the second (2nd) year after change in control. The agreement also provides for salary continuation in the event of salary reduction during the first two (2) years following a change in control. These payments may be terminated in the event the Executives' employment is terminated for cause. The agreement terminates January 1, 2000. In 1996 The Board of Directors of VBT entered into a similar change of control agreement with Senior Vice-President George W. Hermann and Senior Vice-President Gerard Shpunt providing for one (1) year compensation if terminated within the first year and in 1997, the Board of Directors of VBT entered into a similar agreement with its Senior Vice-President Kenneth M. Griffin.

     In 1996,  The Board of  Directors  adopted a change  of  control  Severance
Policy for directors and employees of VBT and Bancorp in the event their employment is terminated after a change of control of Bancorp or VBT. The policy for Directors provides for a continuation of directors compensation equal to
2.99 times the annual compensation received by the respective director for the preceding two (2) years, based on a percentage determined by the number of years in service, payable monthly on the date directors are customarily compensated. The Compensation for employees shall equal three (3) weeks average salary and is prorated on a formula based on a percentage of the number of years of employment. The compensation for any employee or director shall at no times exceed 2.99 times their annualized compensation for the most recent five (5) year taxable years ending before the date on which the change in control or ownership occurs of control.

     The Officers Agreement defines a "change in control" as (a) a purchase, sale, or exchange, legally or equitably, of more than fifty (50%) percent of the outstanding shares of the Corporation, with a corresponding change of forty (40%) percent or more of the Directors of the Corporations Board of Directors in any one (1) year; (b) the appointment or election of fifty (50%) percent or more of new members to the Board of Directors of the Corporation in any one (1) year;
(c) the purchase, sale or exchange of thirty (30%) or more of the outstanding shares of the Corporation by one person, one entity, or related person and/or entities with a corresponding change of forty (40%) percent or more of the Directors of the Corporations Board of Directors, in any one (1) year period;
(d) an event under (a) or (c) above where the Executives employment is terminated other than for cause within two (2) years of the event or (e) a merger, consolidated of dissolution of the Corporation.

     All payments are paid as salary or compensation in the same increments and payment schedule as the Corporation pays its Directors management, or employers in the regular cause of business.

     Notwithstanding, the aggregate present value of all payments in the nature of compensation, such as cash advances, cash benefits, severance plan, etc. which are made or to be made to the individual, shall not exceed 2.99 times the average base amount. If the aggregate present value of such payment exceed 2.99 times the individuals base amount, the aggregate present value of such amount shall be reduced to an amount equal to 2.99 times the individuals base amount. The purpose of the limitation is to prevent any part of the compensation from being treated as an "excess parachute payment" under the provisions of Section 280 of the Internal Revenue Code.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors acts as the Compensation Committee. All Directors had and have transactions with Bancorp as noted in "Transactions With Management". Edward J. Hannafin, Chairman of the Board of Directors, Nicholas R. DiNapoli, Vice-Chairman of the Board of Directors, and Jose P. Boa and Carl Lecher members of the Board of Directors, had certain business relations with Bancorp and VBT during 1997. See "Remuneration of Directors and Certain Business Relationships", "Transactions With Management", and "Compensation Committee Report of Executive Compensation".

COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

     The Board of Directors acts as the Compensation Committee with respect to compensation for Robert V. Macklin, President and Chief Executive Officer and James R. Umbarger, Jr., Executive Vice President.

     Robert V. Macklin and James R. Umbarger, Jr., who are also members of the Board of Directors, do not participate as board members relative to discussion, determination, policies and review of executives and executive compensation. See "Compensation Committee Interlocks and Insider Participation."

     The Board considers earnings, return on assets, return on equity, growth, administration, compliance and regulatory reports, development and maintenance of business and customers, and general economic industry conditions.

     Consideration was given to profitability of the bank under economic conditions that have existed in VBT's banking market for the past three (3) years, the development of VBT in its existing and new market areas, the expansion projects in Danbury and Westport, Connecticut, the increase in deposits and personnel of VBT as a result of its expansion and the development of the Trust Department. The Board further reviewed the start-up cost for the Danbury and Westport facilities. VBT now has six (6) offices. While peer banks in Western Connecticut have similar or better performances on the average, the solid performance of VBT has permitted the Board to continue to pay dividends while VBT grows.

     The Board also reviewed known compensation packages of executives at peer banking institutions located in Western and Southwestern Connecticut. This is a self selected group of comparable size and banking business. The salaries provided to Bancorp and VBT executives are targeted at a competitive median range of these peer groups.

     In addition, the Board considered the overall performance of VBT and Bancorp for the past three (3) years, and in particular the continued profitability of Bancorp, the earnings per share in 1996, the continued executive efforts to improve the Corporation and the corresponding results, the competitive environment, earnings, return on assets, return on equity, growth, administration, compliance and regulatory reports, the initiation of a new development team, development of its business, customers, the Trust Department and the expansion of VBT with related costs. The criteria are typically subjective and not specifically specified; however certain performance measures are available.

     The Board determined the executive compensation paid in 1997 to be fair and reasonable. It believes the extension of certain stock options (See "Options" and footnotes thereto) are an incentive to a continuing profitability and a vehicle for retention of qualified personnel. Stock options were extended with incentives and retention in mind and not as a form of current compensation. (see "1996 Stock Option Plan"). Senior Management also have change of control agreements (see "Termination of Employment, Change In Control") and a 401(k) Plan (see "Incentive Savings and Salary Reduction Plan").

        The Board of Directors acting as the Compensation Committee were:

Enrico J. Addessi          Nicholas R. DiNapoli               Antonio Resendes
Jose P. Boa                Edward J. Hannafin                 Thomas F. Reynolds
Richard O. Carey           Joseph L. Knapp                    Robert Scala
Jeanne M. Cook             Carl Lecher


                     COMPARISON OF TOTAL STOCKHOLDER RETURN

Set forth below is a line graph comparing the five year cumulative total return of the Company's common stock with that of the SNL Securities Corporation Performance New England Bank Index Value and the NASDAQ Stock Market (U.S.) Total Return Index. The graph compares the value of $100 invested on December 31, 1992 in the Company's stock with that of the two indexes. The SNL New England Bank Index was chosen as it represents a broad market group in which the company participates, and the NASDAQ Stock Market (U.S.) Total Return Index was chosen as having a representative peer group of companies. The total return includes reinvestment of dividends.

                             Village Bancorp, Inc.

                            Total Return Performance

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                          Period Ending
                               --------------------------------------------------------------------
Index                          12/31/92    12/31/93    12/31/94    12/31/95    12/31/96    12/31/97
---------------------------------------------------------------------------------------------------
Village Bancorp, Inc.           100.00      140.09      160.71      262.13      317.00      558.35
NASDAQ-Total US                 100.00      114.80      112.21      158.70      195.19      239.53
SNL New England Bank Index      100.00      102.57       98.57      161.62      220.39      350.81


                            STOCK OPTION RESERVE PLAN

     Bancorp has two (2) present stock option reserve plans for the officers and employees of it and VBT to be granted and issued by The Board of Directors from time to time.

1988 PLAN

     The first plan, adopted in 1988, provides for the Corporation setting aside 43,292 shares of its common stock to be granted and issued from time to time by the Board of Directors to the officers and employees. The grant of options will be issued in consideration of employment and as an incentive to advance the growth, development and interests of Bancorp and VBT. In November, 1997, the Corporation issued a two (2) for one (1) stock dividend which resulted in an adjustment to the number of stock options.

     The price per share at the time of a grant or establishment of an option shall be the then fair market value as of the latest practicable date to the grant or establishment. The exercise and termination date and other material conditions are to be set by the Board of Directors at the time of the grant. The plan (and options granted thereunder) provide for stock adjustment for additional shares in the event of a stock dividend, split-up, reclassification, or subdivision, and issuance of additional shares to existing stockholders or the general public. Options are intended to qualify as incentive stock options under the Internal Revenue Code and expire no more than five (5) years after the date of granting thereof or on such date prior thereto as may be fixed by the Board of Directors subject to earlier termination if the Optionee dies or leaves the service of the Corporation or any of its subsidiaries. Payment for shares upon the exercise of an option shall be in cash. It is intended that there will be no Federal Income Tax consequences upon the granting of an option for either the Bank or the recipient. Upon the sale of the option shares exercised, there will be taxable income to the recipient equal to the excess of sales price of the stock at the date of the sale over the option price. The income will be taxed to the recipient as earned income and therefore subject to the maximum personal income rate. The Corporation will have a tax deduction in the same amount as and at the same time as the recipient receives income.

     The options when granted will be documented in writing. The Board of Directors has a written stock option plan for the setting aside and reserve of the shares which is on file in the office of the Corporation.

     These options and option prices are subject to adjustment for stock dividends, stock splits and issuance of additional shares.

     In 1993, the Board of Directors granted options to purchase 32,600 shares of its common stock to sixteen (16) of VBT's Officers. The Officers and the number of shares granted to them varied from 200 shares to 9,800 shares, including Robert V. Macklin (9,800 shares) and James R. Umbarger, Jr. (7,800 shares). The purchase price is $5.50 per share and is subject to adjustment for stock dividends, stock splits and issuance of additional shares. Reference is made to "Options" and its footnotes as to the number of shares, expiration dates and other material conditions. See "Options".

1996 STOCK OPTION PLAN FOR KEY EMPLOYEES

     The second plan is the "1996 Stock Option Plan" which was adopted by Stockholders in 1996. The Plan provides for 150,000 shares of common stock to be issued to a class of officers considered Key Employees. The purpose is to provide long term incentives in the form of stock options to Key Employees. The grant of options are issued in consideration of employment and as an incentive to advance the growth, development and interest of Bancorp and VBT.

     The class of officers listed in the Plan are entitled to receive the total number of options, in the aggregate, with respect to the officers title, upon their attainment of the respective position. The purchase price is the fair market value of Bancorp common stock on the date of grant; as defined in the Plan. The number of shares available for the options or optionee and the option price thereof will be increased or decreased proportionally for any stock split, stock dividend or other similar adjustment. Accordingly, the number of shares available and granted were increased by 100% on the insurance of a two (2) for one (1) stock divided by Bancorp in November, 1997.

     Each option may be exercised at any time, in whole or in part,  within five
(5) years from the date of grant unless sooner expired, terminated or canceled pursuant to the plan. In order to exercise the option the officer must have remained in the employ of the Company for at least one (1) year and in that position for at least three (3) months. No options under the 1996 Plan may be granted after 10 years from the effective date of the plan.

     Under present Federal Income Tax laws and regulations, the holder of an option granted under the 1996 Plan which qualifies as an Incentive Stock Option, ("ISO") will not be subject to any tax with respect to the grant of the Option. The ISO holder will not realize income at the time the ISO is exercised (although an item of tax preference may arise as a result) and any gain realized upon the disposition of the stock received upon exercise will be taxed as a long term capital gain; provided that certain holding period requirements are met. If such holding period requirements are not met, the gain may be characterized as ordinary income. Bancorp will not receive an income tax deduction with respect to an ISO unless upon disposition of the underlying stock the Employee realizes ordinary income as a result of having failed to satisfy the holding period requirements.

     The holder of an option granted under the 1996 Plan which is not an ISO but is a non-qualified option ("NQO") will not recognize income with respect to the grant of the option; but will recognize ordinary income at the time of exercise of the Option to the extent the fair market value of the shares purchased exceed the Option price. However, a holder subject to Section 16(b) of the Securities Exchange Act of 1934 will instead, unless he or she elects otherwise, be taxed based on the value of the shares received six months after (rather than at the time of) exercise of the Options. Bancorp will be entitled to a deduction for Federal Income Tax purposes in an amount equal to the income realized by the holder upon the exercise of a NQO.

     In 1996, the Board of Directors granted options to purchase 78,400 shares of Bancorp common stock to twenty (20) of VBT's officers. The officers and the number of shares granted to them varied from 200 to 20,000 shares, including Robert V. Macklin (20,000 shares) and James R. Umbarger (15,000 shares). In 1997, Bancorp granted options to purchase 23,800 shares of Bancorp common stock to Key Employees. The Officers and number of shares granted to them varied from

200 to 6,000 shares. The purchase price is $9.50 per share and must be exercised on or before April 8, 2001. See "Options"

                                 RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     On recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as independent auditors of the Corporation for the year ending December 31, 1997. Deloitte & Touche LLP was formed in 1989 when Deloitte Haskins & Sells and Touche Ross & Co. combined their practices.
Deloitte & Touche, LLP, has been Bancorp's and VBT's independent public accountant since 1986.

     The stockholders are asked to ratify the appointment pursuant to its fee arrangement. Deloitte & Touche, LLP, will audit the consolidated balance sheet as of the end of the fiscal year and related consolidated statements of income, and changes in stockholders' equity and cash flows for the year in accordance with generally accepted auditing standards. The accounting firm also is responsible for the preparation of Bancorp's consolidated state and federal income tax returns. The services and independence of the accountants were considered and approved by the Audit Committee of the Board of Directors of VBT and the Board of Directors of VBT and Bancorp.

     A representative of Deloitte & Touche, LLP, will be present at the annual meeting to be held on April 27, 1998, with an opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

     In the event stockholders vote against the appointment of Deloitte & Touche, LLP, the Board of Directors will submit an additional independent accountant to the stockholders for approval at a special meeting called for that purpose.

                                  MISCELLANEOUS

         The annual meeting is called for the purposes set forth in the Notice. Management does not know of any matter for action by stockholders other than the matters described herein. The enclosed proxy will confer discretionary authority to vote on all matters incidental to the conduct of the meeting, approval of minutes of prior meetings, the election of any office for which a bona fide nominee is named in this proxy statement and such nominee is subsequently unable to serve or for good cause refuses to serve, and matters which management does not know as of date may be presented at the meeting. It is the intention of the Proxy Committee to vote in pursuance of the proxy in accordance with the recommendation of the Board of Directors.

BY ORDER OF THE BOARD OF DIRECTORS


                                                    Enrico J. Addessi, Secretary

April 6, 1998
                                 Revocable Proxy

                    Proxy for Annual Meeting of Stockholders

                              VILLAGE BANCORP, INC.

The undersigned, having received notice of the Annual Meeting of Stockholders for date of April 27, 1998, appoints and authorizes Enrico J. Addessi and Joseph
L. Knapp and each of them (with power to act without the other and with power of substitution) as proxy to vote all stock of Village Bancorp, Inc., which the undersigned is entitled to vote if personally present at the Corporation's Annual Meeting of Stockholders to be held at The Village Bank & Trust Company, 25 Prospect Street, Ridgefield, Connecticut, 06877, on Monday, April 27, 1998, at 8:00 p.m., and at all adjournments thereof, for the election of Directors (if authority is withheld, indicate below), and ratification of Independent Public Accountants.

(1)  Election of Directors:

FOR ALL NOMINEES LISTED BELOW [ ]                WITHHOLD  AUTHORITY [ ]
(except as marked to the contrary)       (to vote for all nominees listed below)

                                 Three Year Term

                Richard O. Carey                Carl Lecher

                Nicholas R. DiNapoli            Robert Scala

YOU AS A SECURITY HOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE:

(2) Ratification of Deloitte & Touche, LLP as Independent Public Accountants for 1998

                  For [ ]         Against [ ]        Abstain [ ]

The proxy holder shall have the discretionary authority to vote on all matters incidental to the conduct of the meeting, approval of minutes of prior meetings, the election of any person to any office of which a bona fide nominee is named in the proxy statement and such nominee is subsequently unable to serve or for good cause will not serve, proposals omitted from the proxy statement and form of proxy pursuant to Rule 14a-8 or Rule 14a-9 of the Securities and Exchange Commission and matters which management does not know as of date may be presented at the meeting. This proxy when properly executed will be voted in the manner specified herein by the undersigned stockholder. EXECUTION OF THIS PROXY IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY SHALL BE DEEMED A GRANT OF AUTHORITY FOR APPROVAL OF DIRECTORS AND

EXECUTION IN SUCH A MANNER AS NOT TO VOTE AGAINST OR ABSTAIN SHALL BE DEEMED A RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS;

Dated.......................................................................1998

 ..........................................................................(L.S.)

 ..........................................................................(L.S.)

IMPORTANT:  Please  sign  exactly  as your  name or names  appear  on the  stock
certificate   or   certificates,   and  when  signing  as  attorney,   executor,
administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer. If stock is held in joint tenancy, with rights of survivorship, either joint tenant may sign. If stock is held as tenants in common, both joint tenants must sign.

     Please sign and return this proxy promptly


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS